Fees Summary	Sep. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,586,586.22
Previously Paid Amount	0
Total Fee Amount	1,927.01
Total Offset Amount	0
Net Fee	$ 1,927.01